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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  September 3, 1998
                                                  --------------------

                           Elligent Consulting Group, Inc.
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                  (Exact name of registrant as specified in charter)


          Nevada                  33-14576-D                  87-0453842
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(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)


                   152 West 57th Street, New York, New York  10019
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                       (Address of principal executive offices)

Registrant's telephone number, including area code: (212-765-2915)
                                                   ----------------
                                  Arena Group, Inc.
                                 5 Clancy Lane South
                           Rancho Mirage, California 92270
                           -------------------------------
            (Former name or former address, if changed since last report)


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Items 1,2.     CHANGE IN CONTROL OF REGISTRANT.

     On July 22, 1998, Arena Group, Inc. changed its name to Elligent Consulting Group, Inc.

     On August 26, 1998, Elligent Consulting Group Inc., a Nevada corporation (the "Registrant"), Patra Acquisition, Inc., a Delaware corporation ("Acquisition Subsidiary") and a wholly-owned subsidiary of the Registrant, and Patra Capital Limited, a Delaware corporation ("Patra"), and the shareholders of Patra (the "Patra Shareholders") signed an Agreement and Plan of Merger providing for the merger of the Acquisition Subsidiary with and into Patra (the "Merger") in accordance with the Delaware General Corporation Law (the "Delaware Act"). The Agreement and Plan of Merger provides that the separate existence of the Acquisition Subsidiary shall cease and Patra, as the surviving corporation in the Merger (the "Surviving Corporation") shall become a subsidiary of the Registrant. The Agreement and Plan of Merger further provides that the issued and outstanding shares of common stock of Patra (the "Patra Stock") held by a Patra Shareholder shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into the right to receive, and there shall be paid and issued as provided in the Agreement and Plan of Merger in exchange therefor shares of the Registrant's Common Stock par value $.001 (the "Registrant Stock") in an amount which is the product of the Shareholders current percent ownership in Patra and 12,950,000. The aggregate number of shares to be issued to the Patra Shareholders is known as the "Merger Consideration."

     On September 3, 1998, subsequent to the filing of the Plan of Merger and Articles of Merger by the Registrant with the Secretary of State of Delaware the Merger became effective and the Merger Consideration was paid to the Patra Shareholders. A total of 12,950,000 shares of the authorized but unissued common stock of the Registrant were issued on September 4, 1998 to the Patra Shareholders as required by the Agreement and Plan of Merger. After the Merger, the Patra Shareholders own 89.0% of the shares of the Registrant.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   ELLIGENT CONSULTING GROUP, INC.
                                        (Registrant)


                                   By: /s/ ANDREAS TYPALDOS
                                      ------------------------------
                                      Andreas Typaldos, President

Dated:  September 15, 1998


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                                       EXHIBITS

                                                                           Page

Exhibit 2 - Agreement and Plan of Merger dated as August 26, 1998            4
            by and among Elligent Consulting Group, Inc., Patra
            Acquisition, Inc., Patra Capital Limited and the shareholders of Patra Capital Limited.